OPERATING LEASE	6 Months Ended
Jun. 30, 2021
Leases [Abstract]
OPERATING LEASE

NOTE 4 – OPERATING LEASE

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). This ASU requires lessees to recognize a lease liability, on a discounted basis, and a right-of-use asset for substantially all leases, as well as additional disclosures regarding leasing arrangements. In July 2018, the FASB issued ASU 2018-11, Leases (Topic 842), which provides an optional transition method of applying the new lease standard. ASU 2018-11, Topic 842   can be applied using either a modified retrospective approach at the beginning of the earliest period presented, or as permitted by ASU 2018-11, at the beginning of the period in which it is adopted.

We adopted this standard using a modified retrospective approach on January 1, 2019. The modified retrospective approach includes a number of optional practical expedients relating to the identification and classification of leases that commenced before the adoption date; initial direct costs for leases that commenced before the adoption date; and the ability to use hindsight in evaluating lessee options to extend or terminate a lease or to purchase the underlying asset.

The Company elected the package of practical expedients permitted under ASU 2018-11, Leases, allowing it to account for its existing operating lease that commenced before the adoption date as an operating lease under the new guidance without reassessing (i) whether the contract contains a lease; (ii) the classification of the lease; or, (iii) the accounting for indirect costs as defined in ASC 842.

On May 31, 2021, the Company’s operating lease for its office space located at 1340 West Valley Parkway, Suite 205, Escondido, CA 92029 expired and, at that time, the Company fully amortized its right-of-use asset for such lease. On June 1, 2021, the Company entered into an office accommodation agreement whereby it may access a shared office space located at 633 West Fifth Street, Suite 2826, Los Angeles, CA 90071 on a month-to-month basis over a one-year term for a fee of $2,349 per month. In considering its qualitative disclosure obligations under ASC 842-20-50-3, the Company examined its office accommodation agreement for office space that has a fixed monthly fee with no variable payments and no options to extend. The office accommodation agreement creates no tenancy, leasehold, or other real property interest, other than a shared right-of-use. The office accommodation agreement does not provide for terms and conditions granting residual value guarantees by the Company, or any restrictions or covenants imposed for dividends or incurring additional financial obligations by the Company.

The Company determined under ASC 2018-11, Leases (Topic 842), due to the short-term nature of the office accommodation agreement, that such agreement met the criteria of ASC 842-20-25-2 and as such it is not necessary to capitalize the office accommodation agreement and fees will be recognized on a monthly straight-line basis. The adoption of this guidance resulted in no significant impact to the Company’s results of operations or cash flows.